Exhibit 99.1

FOR IMMEDIATE RELEASE

Willdan Reports Fourth Quarter 2008 and Fiscal Year 2008 Financial Results

ANAHEIM, Calif.,—(BUSINESS WIRE)—March 31, 2009—Willdan Group, Inc. (“Willdan”) (NASDAQ:WLDN), a provider of outsourced engineering, public finance and homeland security services to public agencies primarily in California and other western states, today announced financial results for its fourth quarter and fiscal year 2008 ended January 2, 2009.

For the fourth quarter of 2008, Willdan reported total contract revenue of $19.0 million and a net loss of $1.2 million, or $0.17 per basic and diluted share. The fourth quarter results reflect lease abandonment expenses of $742,000 related to office closures and space reductions and a goodwill impairment charge of $148,000 related to Willdan’s Homeland Security Services reporting unit.

For the fiscal year ended January 2, 2009, Willdan reported total contract revenue of $73.2 million and a net loss of $1.6 million, or $0.22 per basic and diluted share.

Tom Brisbin, Willdan’s Chief Executive Officer, stated: “In our fourth quarter, we took sharp measures to reduce our indirect cost structure to be in line with our anticipated revenue for 2009.  These measures included terminating certain staff and exiting geographies that were not generating sufficient backlog to support continued operations.  2008 was a challenging year for Willdan, however, from a liquidity standpoint, we continued to generate positive cash flow from operations and ended the quarter with $8.1 million in cash and cash equivalents.  In December 2008 and March 2009, we amended our credit agreement to relax or eliminate certain financial covenants while reducing the revolving loan commitment from $10 million to $5 million and increasing the underlying collateral. In 2009, we will continue to execute on our business development strategies and will make mid-course changes to improve internal operations as needed.”

Fourth Quarter 2008 Results

For the fourth quarter of fiscal 2008, revenue was $19.0 million, up $0.3 million, or 1.6%, from revenue of $18.7 million for the comparable period last year.  On a sequential basis, revenue was up $0.3 million, or 1.6%, from the third quarter of 2008.  Loss from operations was $2.0 million for the fourth quarter of fiscal 2008, as compared to income from operations of $0.3 million for the comparable period last year.  On a sequential basis, loss from operations increased by $1.3 million from $0.7 million in the third quarter of 2008.

Net loss was $1.2 million for the fourth quarter of fiscal 2008, as compared to net income of $0.3 million in the comparable period last year and a net loss of $0.4 million in the third quarter of 2008.

Basic and diluted loss per share for the fourth quarter of fiscal 2008 was $0.17 as compared to basic and diluted earnings per share of $0.04 for the comparable period last year.

Willdan generated cash flow from operations of $0.4 million in the fourth quarter of fiscal year 2008.

Fiscal Year 2008 Results

Revenue for fiscal year 2008 was $73.2 million, down $5.6 million, or 7.1%, from revenue of $78.8 million for fiscal year 2007.  Loss from operations was $2.8 million for fiscal year 2008 as compared to income from operations of $2.5 million for fiscal year 2007.  Net loss was $1.6 million for fiscal year 2008 as compared to net income of $2.1 million for fiscal year 2007.

Basic and diluted loss per share for fiscal year 2008 was $0.22 as compared to basic and diluted earnings per share of $0.30 for fiscal year 2007.

	Three Months Ended		Twelve Months Ended
In thousands (except EPS data)	Jan. 2, 2009	Dec. 28, 2007	Jan. 2, 2009	Dec. 28, 2007
Revenue	$18,956	$18,663	$73,190	$78,798

(Loss) income from operations	(2,009)	284	(2,800)	2,522
Interest income, net	21	136	280	1,192
Other, net	(32)	(23)	(15)	(27)
Income tax benefit (expense)	791	(114)	930	(1,543)
Net (loss) income	$(1,229)	$283	$(1,605)	$2,144

Basic and diluted (loss) earnings per share	$(0.17)	$0.04	$(0.22)	$0.30

Weighted average shares outstanding:
Basic	7,164	7,150	7,159	7,149
Diluted	7,164	7,151	7,160	7,150

Use of Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental measure used by Willdan’s management to measure its operating performance. Willdan defines Adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization, goodwill impairment expense, lease abandonment expense, loss (gain) on sales of assets and accrued expenses related to a litigation matter.  Willdan’s definition of Adjusted EBITDA may differ from those of many companies reporting similarly named measures.  This measure should be considered in addition to, and not as a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. generally accepted accounting principles, or GAAP, such as net income.  Willdan believes Adjusted EBITDA enables management to separate non-recurring income and expense items from its results of operations to provide a more normalized and consistent view of operating performance on a period-to-period basis.  Willdan uses Adjusted EBITDA to evaluate its performance for, among other things, budgeting, forecasting and incentive compensation purposes.  Willdan also believes Adjusted EBITDA is useful to investors, research analysts, investment bankers and lenders because it removes from its operational results the impact of certain non-recurring income and expense items, which may facilitate comparison of its results from period-to-period.

Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to operating income or net income as an indicator of operating performance or any other GAAP measure.

Adjusted EBITDA decreased 98.7% to $68,000 for fiscal year 2008 from $5.3 million for fiscal year 2007.  Adjusted EBITDA, as a percentage of revenue, decreased to less than 0.1% for fiscal year 2008 from 6.7% for fiscal year 2007.

The following is a reconciliation of net (loss) income to Adjusted EBITDA:

	Fiscal Year
	2008	2007

Net (loss) income	$(1,605,000)	$2,144,000
Interest income	(313,000)	(693,000)
Interest expense, net of reversal	33,000	(499,000)
Loss on the sale of assets	15,000	27,000
Income tax (benefit) expense	(930,000)	1,543,000
Depreciation and amortization	1,978,000	1,755,000
Lease abandonment expense	742,000	—
Impairment of goodwill	148,000	—
Litigation accrual	—	1,049,000
Adjusted EBITDA	$68,000	$5,326,000

Conference Call and Webcast

Chief Executive Officer Thomas Brisbin and Chief Financial Officer Kimberly Gant plan to host a conference call on March 31, 2009 at 5:00 p.m. Eastern/2:00 p.m. Pacific to further discuss the Company’s financial results and business developments.

Interested parties may access the conference call by dialing 877-835-3301 (303-262-2140 for international callers).  When prompted, ask for the “Willdan Group Investor Conference Call.”  The conference call will be webcast simultaneously on Willdan’s website at www.willdan.com under Investors: Events.

The telephonic replay of the conference call may be accessed approximately two hours after the call through April 14, 2009, by dialing 800-405-2236 (303-590-3000 for international callers).  The replay access code is 11128779#.  The webcast replay will be archived for 12 months.

About Willdan Group, Inc.

Founded over 40 years ago, Willdan Group, Inc. is a leading provider of outsourced services to public agencies located primarily in California and other western states. Willdan Group, Inc. assists cities and other government agencies with a broad range of services, including civil engineering, building and safety services, geotechnical engineering, financial, management and economic consulting, energy efficiency, water conservation, renewable energy, disaster preparedness and homeland security. www.willdan.com

Forward-Looking Statements

Safe Harbor Statement: Statements in this press release which are not purely historical, including statements regarding Willdan Group’s intentions, hopes, beliefs, expectations, representations, projections, estimates, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties including, but not limited to, the risk that the Company will not be able to expand its services or meet the needs of customers in markets in which it operates. It is important to note that the Company’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, a slowdown in the local and regional economies of the states where Willdan conducts business and the loss of or inability to hire additional qualified professionals. The Company’s business could be affected by a number of other factors, including the risk factors listed from time to time in the Company’s SEC reports including, but not limited to, the Form 10-K annual report for the year ended January 2, 2009 to be filed on April 2, 2009. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. Willdan Group, Inc. disclaims any obligation, and does not undertake to update or revise any forward-looking statements in this press release.

Contact:

Kimberly Gant
Chief Financial Officer
Tel: 714-940-6329
kgant@willdan.com

Moira Conlon
Financial Profiles, Inc.
Tel: 310-277-4907
mconlon@finprofiles.com

WILLDAN GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	January 2, 2009	December 28, 2007
Assets
Current assets:
Cash and cash equivalents	$8,144,000	$15,511,000
Liquid investments	—	1,300,000
Cash, cash equivalents and liquid investments	8,144,000	16,811,000

Accounts receivable, net of allowance for doubtful accounts of $662,000 and $372,000 at January 2, 2009 and December 28, 2007, respectively	12,862,000	15,090,000
Costs and estimated earnings in excess of billings on uncompleted contracts	8,281,000	7,336,000
Income tax receivable	956,000	—
Other receivables	48,000	157,000
Prepaid expenses and other current assets	1,784,000	2,067,000
Total current assets	32,075,000	41,461,000

Equipment and leasehold improvements, net	2,377,000	3,354,000
Goodwill	11,145,000	2,911,000
Other intangible assets, net	1,367,000	85,000
Other assets	373,000	415,000
Deferred income taxes, net of current portion	233,000	—
Total assets	$47,570,000	$48,226,000

Liabilities and Stockholders’ Equity
Current liabilities:
Excess of outstanding checks over bank balance	$448,000	$633,000
Accounts payable	2,111,000	1,136,000
Purchase price payable	1,000,000	—
Accrued liabilities	5,253,000	5,314,000
Billings in excess of costs and estimated earnings on uncompleted contracts	704,000	941,000
Current portion of notes payable	52,000	1,088,000
Current portion of capital lease obligations	168,000	176,000
Current portion of deferred income taxes	2,519,000	2,002,000
Total current liabilities	12,255,000	11,290,000

Notes payable, less current portion	17,000	—
Capital lease obligations, less current portion	157,000	283,000
Deferred lease obligations	805,000	606,000
Deferred income taxes, less current portion	—	395,000
Total liabilities	13,234,000	12,574,000

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 40,000,000 shares authorized; 7,164,000 and 7,150,000 shares issued and outstanding at January 2, 2009 and December 28, 2007, respectively	72,000	71,000
Additional paid-in capital	33,084,000	32,796,000
Retained earnings	1,180,000	2,785,000
Total stockholders’ equity	34,336,000	35,652,000
Total liabilities and stockholders’ equity	$47,570,000	$48,226,000

WILLDAN GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Year
	2008	2007	2006

Contract revenue	$73,190,000	$78,798,000	$78,339,000

Direct costs of contract revenue (exclusive of depreciation and amortization shown separately below):
Salaries and wages	21,991,000	25,769,000	24,602,000
Subconsultant services	7,750,000	4,600,000	4,168,000
Other direct costs	2,973,000	1,568,000	1,496,000
Total direct costs of contract revenue	32,714,000	31,937,000	30,266,000
Gross profit	40,476,000	46,861,000	48,073,000

General and administrative expenses:
Salaries and wages, payroll taxes and employee benefits	24,439,000	25,061,000	26,051,000
Facilities and facility related	4,803,000	4,546,000	4,046,000
Stock-based compensation	214,000	209,000	38,000
Depreciation and amortization	1,978,000	1,747,000	1,584,000
Lease abandonment	742,000	—	—
Impairment of goodwill	148,000	—	—
Litigation accrual (reversal)	—	1,049,000	(1,049,000)
Other	10,952,000	11,727,000	10,359,000
Total general and administrative expenses	43,276,000	44,339,000	41,029,000
(Loss) income from operations	(2,800,000)	2,522,000	7,044,000

Other (expense) income:
Interest income	313,000	693,000	135,000
Interest expense	(33,000)	499,000	(773,000)
Other, net	(15,000)	(27,000)	2,335,000
Total other income	265,000	1,165,000	1,697,000
(Loss) income before income tax expense	(2,535,000)	3,687,000	8,741,000

Income tax (benefit) expense	(930,000)	1,543,000	2,021,000
Net (loss) income	$(1,605,000)	$2,144,000	$6,720,000

(Loss) earnings per share:
Basic and diluted	$(0.22)	$0.30	$1.37

Weighted-average shares outstanding:
Basic	7,159,000	7,149,000	4,900,000
Diluted	7,160,000	7,150,000	4,900,000

Pro Forma Data (unaudited):
Pro forma provision for income taxes			$2,596,000
Pro forma net income (loss)			$6,145,000
Pro forma earnings per common share, basic and diluted			$1.25

WILLDAN GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Year
	2008	2007	2006
Cash flows from operating activities:
Net (loss) income	$(1,605,000)	$2,144,000	$6,720,000
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	1,978,000	1,755,000	1,584,000
Impairment of goodwill	148,000	—	—
Lease abandonment expense	742,000	—	—
Loss (gain) on sale of equipment	17,000	28,000	(13,000)
Allowance for doubtful accounts	585,000	212,000	481,000
Stock-based compensation	214,000	209,000	38,000
Changes in operating assets and liabilities:
Accounts receivable	3,266,000	(1,032,000)	(3,071,000)
Costs and estimated earnings in excess of billings on uncompleted contracts	187,000	624,000	(731,000)
Income tax receivable	(956,000)	—	—
Other receivables	53,000	4,348,000	(1,090,000)
Prepaid expenses and other current assets	292,000	(209,000)	(535,000)
Other assets	50,000	69,000	(8,000)
Accounts payable	(186,000)	(134,000)	226,000
Accrued liabilities	(831,000)	(8,792,000)	1,026,000
Billings in excess of costs and estimated earnings on uncompleted contracts	(236,000)	(281,000)	(134,000)
Deferred income taxes	(112,000)	737,000	1,602,000
Deferred lease obligations	(60,000)	59,000	178,000
Net cash provided by (used in) operating activities	3,546,000	(263,000)	6,273,000

Cash flows from investing activities:
Purchase of equipment and leasehold improvements	(552,000)	(654,000)	(2,822,000)
Proceeds from sale of equipment	49,000	35,000	5,000
Purchase of other assets	(75,000)	—	(100,000)
Payments for business acquisitions, net of cash acquired	(10,236,000)	—	—
Purchase of liquid investments	(7,100,000)	(22,800,000)	—
Proceeds from sale of liquid investments	8,400,000	21,500,000	—
Net cash used in investing activities	(9,514,000)	(1,919,000)	(2,917,000)

Cash flows from financing activities:
Changes in excess of outstanding checks over bank balance	(185,000)	376,000	(115,000)
Payments on notes payable	(1,119,000)	(1,210,000)	(1,482,000)
Proceeds from notes payable	—	1,184,000	973,000
Borrowings under line of credit	—	418,000	11,700,000
Repayments of line of credit	—	(418,000)	(11,700,000)
Principal payments on capital leases	(170,000)	(175,000)	(158,000)
Payments on liabilities to stockholders	—	—	(3,000)
Proceeds from stockholder receivables	—	—	38,000
Proceeds from issuance of redeemable common stock	—	—	18,000
Proceeds from issuance of common stock in the initial public offering	—	—	22,646,000
Proceeds from sales of common stock under employee stock purchase plan	75,000	25,000	—
Distributions to holders of redeemable common stock	—	(3,150,000)	(5,484,000)
Refund (payment) of offering costs	—	10,000	(2,222,000)
Net cash (used in) provided by financing activities	(1,399,000)	(2,940,000)	14,211,000

Net (decrease) increase in cash and cash equivalents	(7,367,000)	(5,122,000)	17,567,000
Cash and cash equivalents at beginning of the year	15,511,000	20,633,000	3,066,000
Cash and cash equivalents at end of the year	$8,144,000	$15,511,000	$20,633,000

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$34,000	$84,000	$143,000
Income taxes	853,000	902,000	72,000
Supplemental disclosures of noncash investing and financing activities:
Equipment acquired under capital leases	$42,000	$147,000	$386,000
Note payable issued in connection with acquisition of assets	100,000	—	150,000
Purchase price payable	1,000,000	—	—
Accrued final distributions to holders of redeemable common stock	—	—	3,150,000